Washington Real Estate Investment Trust

Supplemental Information
   September 30, 2002















Contact:                                                     6110 Executive Blvd
Sara Grootwassink                                                      Suite 800
Chief Financial Officer                                      Rockville, MD 20852
Direct Dial:  (301) 255-0820                                      (301) 984-9400
E-mail:  sgrootwassink@writ.com                               (301) 984-9610 fax

                     Washington Real Estate Investment Trust
                            Supplemental Information
                                Table of Contents
                               September 30, 2002

==========================================================================================
                         Schedule                                                Page
==========================================================================================
About the Trust                                                                    2

Consolidated Statements of Operations                                              3

Consolidated Balance Sheet                                                         4

Funds From Operations and Funds Available for Distribution                         5

Long-Term Debt Analysis                                                            6

Capital Analysis                                                                   7

Core Portfolio Operating Income (NOI) Growth & Rental Rate Growth                  8

Core Portfolio & Overall Occupancy Levels by Sector                                9

Schedule of Properties                                                            10

Schedule of Properties (continued)                                                11

Commercial Leasing Summary                                                        12

10 Largest Tenants - Based on Annualized Rent                                     13

Lease Expirations as of September 30, 2002                                        14

Acquisition Summary as of September 30, 2002                                      15

Total Return Chart                                                                16

                     Washington Real Estate Investment Trust
                                 About the Trust

================================================================================

Mission Statement

Washington Real Estate Investment Trust, founded in 1960 and headquarted in Rockville, Maryland, invests in a diversified range of income-producing property types. Our purpose is to acquire and manage real estate investments in markets we know well and protect our assets from single property-type value fluctuations through diversified holdings. Our goal is to continue to safely increase earnings and shareholder value.

Company Background

WRIT is a self-administered, self-managed, equity real estate investment trust investing in income-producing properties in the greater Washington-Baltimore region. The Trust owns a diversified portfolio of 59 properties consisting of 11 retail centers, 24 office properties, 15 industrial and 9 multifamily properties.

WRIT's dividends have increased every year for 32 consecutive years. WRIT shares are publicly traded on the New York Stock Exchange (symbol: WRE).

                     Washington Real Estate Investment Trust
                      Consolidated Statement of Operations
                      (In thousands, except per share data)

================================================================================

                                                                                Three Months Ended
OPERATING RESULTS                                      09/30/02      06/30/02        03/31/02         12/31/01         09/30/01
------------------------------------------           ------------  ------------    ------------     ------------     ------------
Real estate rental revenue                           $     38,324  $     37,556    $     38,022     $     37,755     $      37,510
Real estate expenses                                      (11,453)      (10,803)        (10,525)         (10,257)          (10,732)
                                                     ------------  ------------    ------------     ------------     -------------
                                                           26,871        26,753          27,497           27,498            26,778
Real estate depreciation and amortization                  (7,303)       (7,053)         (6,950)          (7,017)           (6,777)
                                                     ------------  ------------    ------------     ------------     -------------
Income from real estate                                    19,568        19,700          20,547           20,481            20,001

Other income                                                  177           228             148              435               302
Interest expense                                           (7,068)       (6,888)         (6,883)          (6,893)           (6,731)
General and administrative                                 (1,034)       (1,227)         (1,240)          (1,559)           (1,303)
                                                     ------------  ------------    ------------     ------------     -------------

Income before sale of real estate investment               11,643        11,813          12,572           12,464            12,269
Gain on sale of real estate investment                          -             -               -                -             4,296
                                                     ------------  ------------    ------------     ------------     -------------

Income from continuing operations                          11,643        11,813          12,572           12,464            16,565

Discontinued operations:
  Income (loss) from operations of disposed property            -             -             (82)             (58)              259
  Gain on property disposed                                     -             -           3,838                -                 -

Net Income                                           $     11,643  $     11,813    $     16,328     $     12,406     $      16,824
                                                     ============  ============    ============     ============     =============


Per Share Data
--------------

Income from continuing operations         (Diluted)  $       0.30  $       0.30    $       0.32     $       0.32     $        0.43

Net Income                                (Diluted)  $       0.30  $       0.30    $       0.42     $       0.32     $        0.43

Fully diluted weighted average shares outstanding      39,358,143    39,348,732      39,185,576       39,056,824        38,795,143


Percentage of Revenues:
Real estate expenses                                         29.9%         28.8%           27.7%            27.2%             28.6%
General and administrative                                    2.7%          3.3%            3.3%             4.1%              3.5%

Ratios:
EBITDA / Interest Expense                                     3.7x          3.7x            3.8x             3.8x              3.8x
Income from continuing operations /
  Total revenue                                              30.4%         31.5%           33.1%            33.0%             44.2%
Fixed Charge Coverage                                         2.6x          2.7x            2.8x             2.8x              2.9x


For calculation purposes only:

EBITDA                                                          -        25,729          26,387           26,069            25,907

                     Washington Real Estate Investment Trust
                           Consolidated Balance Sheet
                                 (In thousands)

================================================================================

                                                    September 30,       June 30,      March 31,       December 31,     September 30,
                                                        2002              2002          2002              2001              2001
                                                    -------------      ---------     ----------      -------------     ------------
Assets
 Land                                               $     169,045      $ 165,863     $  152,835      $     151,782     $    148,977
 Building                                                 679,365        660,314        625,374            622,804          597,881
                                                    -------------      ---------     ----------      -------------     ------------
     Total real estate, at cost                           848,410        826,177        778,209            774,586          746,858
 Accumulated depreciation                                (139,965)      (133,219)      (126,788)          (122,625)        (116,463)
                                                    -------------      ---------     ----------      -------------     ------------
     Total investment in real estate, net                 708,445        692,958        651,421            651,961          630,395
 Cash and cash equivalents                                 15,818         24,129         30,509             26,441           32,953
 Rents and other receivables
  net of allowance for doubtful accounts                   12,617         12,481         11,088             10,523           10,705
 Prepaid expenses and other assets                         21,083         16,604         18,248             19,010           20,748
                                                    -------------      ---------     ----------      -------------     ------------
     Total Assets                                   $     757,963      $ 746,172     $  711,266      $     707,935     $    694,801
                                                    =============      =========     ==========      =============     ============

Liabilities
 Accounts payable and other liabilities             $      11,869      $  14,522     $   11,564      $      13,239     $     11,776
 Advance rents                                              4,172          3,006          2,953              3,604            2,791
 Tenant security deposits                                   6,442          6,302          6,184              6,148            6,071
 Mortgage notes payable                                    87,197         94,159         94,445             94,726           85,641
 Line of credit payable                                    53,750         32,000              -                  -                -
 Notes payable                                            265,000        265,000        265,000            265,000          265,000
                                                    -------------      ---------     ----------      -------------     ------------
     Total Liabilities                                    428,430        414,989        380,146            382,717          371,279
                                                    -------------      ---------     ----------      -------------     ------------

Minority interest                                           1,554          1,542          1,658              1,611            1,594
                                                    -------------      ---------     ----------      -------------     ------------

Shareholders' Equity
 Shares of beneficial interest, $.01 par value;
 100,000 shares authorized                          $         391      $     391     $      390      $         388     $        387
 Additional paid-in capital                               328,387        327,893        325,741            323,257          321,079
 Retained earnings (deficit)                                 (799)         1,357          3,331                (38)             462
                                                    -------------      ---------     ----------      -------------     ------------
     Total Shareholders' Equity                           327,979        329,641        329,462            323,607          321,928
                                                    -------------      ---------     ----------      -------------     ------------
     Total Liabilities and Shareholders' Equity     $     757,963      $ 746,172     $  711,266      $     707,935     $    694,801
                                                    =============      =========     ==========      =============     ============
     Total Debt / Total Market Capitalization              0.29:1         0.26:1         0.24:1             0.27:1           0.28:1
                                                    =============      =========     ==========      =============     ============

                     Washington Real Estate Investment Trust
           Funds From Operations and Funds Available for Distribution
                      (In thousands, except per share data)

================================================================================

                                                    September 30,       June 30,       March 31,      December 31,    September 30,
                                                        2002              2002            2002            2001             2001
                                                   ---------------- --------------- --------------- ---------------- ---------------
Funds From Operations
  Net Income                                        $     11,643     $     11,813    $     16,328    $      12,406    $     16,824
  Real estate depreciation and amortization                7,303            7,053           6,950            7,017           6,777
  Gain on sale of real estate investment                       -                -               -                -          (4,296)
  Divestiture sharing distribution                             -                -               -                -             (22)
  Discontinued operations:
    Gain on property disposed                                  -                -          (3,838)               -               -
    Real estate depreciation and amortization                  -                -              11               24              23
                                                   ---------------- --------------- --------------- ---------------- ---------------
      Funds From Operations (FFO)                         18,946           18,866          19,451           19,447          19,306
                                                   ---------------- --------------- --------------- ---------------- ---------------

FFO per share - basic                               $       0.48   $         0.48    $       0.50    $        0.50    $       0.50
FFO per share - fully diluted                       $       0.48   $         0.48    $       0.50    $        0.50    $       0.50

Funds Available for Distribution
  Accretive:
    Tenant Improvements                                   (1,095)          (1,280)         (1,014)            (578)           (820)
    Leasing Commissions Capitalized                         (258)            (381)           (283)            (306)           (182)
  Non-Accretive:
    Recurring Capital Improvements                        (2,132)          (1,647)         (1,814)          (1,463)         (1,233)
Straight-Line Rent, Net                                     (338)            (487)           (539)            (550)           (526)
Non RE Depreciation & Amortization                           491              488             515              449             430
Divestiture Sharing Distribution                               -                -               -                -              22
                                                   ---------------- --------------- --------------- ---------------- ---------------
      Funds Available for Distribution (FAD)              15,614           15,559          16,316           16,999          16,997
                                                   ---------------- --------------- --------------- ---------------- ---------------

Net Funds Available for Distribution
  Accretive:
    Major Renovations and Expansions                      (2,592)          (3,090)         (1,920)          (1,213)           (321)
    Acquisition - Related                                   (334)            (441)           (398)          (1,547)         (1,111)
                                                   ---------------- --------------- --------------- ---------------- ---------------
      Net Funds Available for Distribution (NFAD)   $     12,688     $     12,028    $     13,998    $      14,239    $     15,565
                                                   ================ =============== =============== ================ ===============

FAD per share - basic                               $       0.40     $       0.40    $       0.42    $        0.44    $       0.44
FAD per share - fully diluted                       $       0.40     $       0.40    $       0.42    $        0.44    $       0.44

NFAD per share - basic                              $       0.33     $       0.31    $       0.36    $        0.37    $       0.40
NFAD per share - fully diluted                      $       0.33     $       0.31    $       0.36    $        0.36    $       0.40

Average shares - basic                                39,133,714       39,055,523      38,898,988       38,748,217      38,460,018
Average shares - fully diluted                        39,358,143       39,348,732      39,185,576       39,056,824      38,795,143

                     Washington Real Estate Investment Trust
                             Long-Term Debt Analysis
                    (In thousands, except per share amounts)

================================================================================

                                 September 30,      June 30,      March 31,     December 31,   September 30,
                                     2002            2002           2002           2001            2001
                                 -------------    -----------    -----------    ------------   -------------
Balances Outstanding

 Secured
   Conventional fixed rate       $      87,197    $    94,159    $    94,445    $     94,726   $      85,641
                                 -------------    -----------    -----------    ------------   -------------
     Secured total                      87,197         94,159         94,445          94,726          85,641
                                 -------------    -----------    -----------    ------------   -------------
 Unsecured
   Fixed rate bonds and notes          265,000        265,000        265,000         265,000         265,000
   Credit facility                      53,750         32,000              -               -               -
                                 -------------    -----------    -----------    ------------   -------------
     Unsecured total                   318,750        297,000        265,000         265,000         265,000
                                 -------------    -----------    -----------    ------------   -------------
     Total                       $     405,947    $   391,159    $   359,445    $    359,726   $     350,641
                                 =============    ===========    ===========    ============   =============

Average Interest Rates

 Secured
   Conventional fixed rate                 7.3%           7.4%           7.4%            7.4%            7.5%
                                 -------------    -----------    -----------    ------------   -------------
     Secured total                         7.3%           7.4%           7.4%            7.4%            7.5%
                                 -------------    -----------    -----------    ------------   -------------
 Unsecured
   Fixed rate bonds                        7.4%           7.4%           7.4%            7.4%            7.4%
   Credit facilities                       2.5%           2.6%           0.0%            0.0%            0.0%
                                 -------------    -----------    -----------    ------------   -------------
     Unsecured total                       6.6%           6.9%           7.4%            7.4%            7.4%
                                 -------------    -----------    -----------    ------------   -------------
     Average                               7.3%           7.3%           7.4%            7.4%            7.4%
                                 =============    ===========    ===========    ============   =============

 Maturity Schedule

                                      Future Maturities of Debt                             Average
                                  ---------------------------------
            Year                   Secured Debt     Unsecured Debt       Total Debt      Interest Rate
                                  --------------   ----------------     -------------   ---------------
            2002                   $        246     $       53,750       $    53,996         2.5%
            2003                          1,030             50,000            51,030         7.5%
            2004                          1,110             55,000            56,110         7.9%
            2005                         26,634                  -            26,634         7.7%
            2006                            331             50,000            50,331         7.5%
            2007                          7,846                  -             7,846         6.8%
            2008                              -             60,000            60,000         6.7%
            2009                         50,000                  -            50,000         7.1%
            2010                              -                  -                 -         0.0%
            2011                              -                  -                 -         0.0%
         Thereafter                           -             50,000            50,000         7.4%
                                   ------------     --------------       -----------       -----
      Total maturities             $     87,197     $      318,750       $   405,947         7.3%
                                   ============     ==============       ===========       =====

Weighted average maturity = 6.9 years

                    Washington Real Estate Investment Trust
                                Capital Analysis
                    (In thousands, except per share amounts)

================================================================================

                                        September 30,        June 30,         March 31,        December 31,     September 30,
                                            2002               2002             2002              2001              2001
                                       ---------------   ---------------   ---------------   ---------------   ---------------
Market Data

  Shares Outstanding                            39,146            39,114            38,988            38,829            38,693
  Market Price per Share                $        25.38    $        28.90    $        28.75    $        24.89    $        23.72
  Equity Market Capitalization          $      993,525    $    1,130,395    $    1,120,905    $      966,454    $      917,798

  Total Debt                                   405,947           391,159    $      359,445    $      359,726    $      350,641
  Total Market Capitalization                1,399,472         1,521,554    $    1,480,350    $    1,326,180    $    1,268,439

  Total Debt to Market Capitalization           0.29:1            0.26:1            0.24:1            0.27:1            0.28:1
                                        ==============   ===============   ===============   ===============   ===============
  Earnings to Fixed Charges/1/                     2.6x              2.7x              2.8x              2.8x              2.9x
  Debt Service Coverage Ratio                      3.6x              3.6x              3.7x              3.7x              3.7x

Dividend Data

  Common Dividend per Share             $       0.3525    $       0.3525    $       0.3325    $       0.3325    $       0.3325
  Payout Ratio (FFO per share basis)              73.4%             73.4%             67.0%             66.8%             66.5%
  Payout Ratio (FAD per share basis)              88.1%             88.1%             79.2%             75.6%             75.6%


/1/(Income before sale of real estate / (interest expense + capitalized interest
   + amortized costs of debt issuance))

                     Washington Real Estate Investment Trust
        Core Portfolio Operating Income (NOI) Growth & Rental Rate Growth
                               Q3 2002 vs. Q3 2001

================================================================================

Cash Basis

                                                     NOI            Rental Rate
                          Sector                    Growth             Growth
                ----------------------------   ----------------   --------------

                Multifamily                            -0.3%               5.7%
                Office Buildings            (1)        -7.2%               4.6%
                Retail Centers                          7.5%               7.8%
                Industrial / Flex Properties            0.4%               4.8%

                Overall Core Portfolio                 -3.6%               5.2%




GAAP Basis

                                                     NOI            Rental Rate
                          Sector                    Growth             Growth
                ----------------------------   ----------------   --------------

                Multifamily                            -0.5%               5.6%
                Office Buildings            (1)        -8.2%               4.0%
                Retail Centers                          7.5%               7.8%
                Industrial / Flex Properties           -0.6%               4.4%

                Overall Core Portfolio                 -4.6%               4.8%



(1) NOI and Rental Rate Growth Q3 2002 vs. Q3 2001 excluding the 149,000 square feet of vacant space at 7900 Westpark Drive: -2.6% and 4.6% - Cash Basis and -3.6% and 4.0% - GAAP basis.

                     Washington Real Estate Investment Trust
               Core Portfolio & Overall Occupancy Levels by Sector
                               Q3 2002 vs. Q3 2001

================================================================================

GAAP Basis

                                         Core Portfolio                     All Properties
                               ================================   ================================
                                   3rd QTR          3rd QTR           3rd QTR          3rd QTR
          Sector                    2002              2001             2002              2001
----------------------------   --------------   ---------------   --------------   ---------------
Multifamily                            94.6%             96.3%            94.6%             96.3%
Office Buildings /(1)/                 88.5%             97.2%            87.6%             97.1%
Retail Centers                         94.9%             95.3%            95.1%             95.3%
Industrial / Flex Properties           91.9%             98.7%            93.0%             98.8%
                               --------------   ---------------   --------------   ---------------

Overall Portfolio                      90.9%             97.0%            90.7%             96.9%


/(1)/ Occupancy for the Core Portfolio and All Properties excluding the 149,000 square feet of vacant space at 7900 Westpark Drive is 93.1% and 92.1%

                     Washington Real Estate Investment Trust
                             Schedule of Properties
                               September 30, 2002


                                                                    YEAR                 YEAR             NET RENTABLE
             PROPERTIES                    LOCATION               ACQUIRED            CONSTRUCTED          SQUARE FEET
-----------------------------------  --------------------   --------------------   -----------------    ----------------
Office Buildings
----------------
1901 Pennsylvania Avenue                Washington, DC                 1977                1960                   96,563
51 Monroe Street                        Rockville, MD                  1979                1975                  209,680
7700 Leesburg Pike                      Falls Church, VA               1990                1976                  146,692
515 King Street                         Alexandria, VA                 1992                1966                   77,667
The Lexington Building                  Rockville, MD                  1993                1970                   46,317
The Saratoga Building                   Rockville, MD                  1993                1977                   58,611
Brandywine Center                       Rockville, MD                  1993                1969                   35,128
Tycon Plaza II                          Vienna, VA                     1994                1981                  127,530
Tycon Plaza III                         Vienna, VA                     1994                1978                  151,242
6110 Executive Boulevard                Rockville, MD                  1995                1971                  199,025
1220 19th Street                        Washington, DC                 1995                1976                  102,983
Maryland Trade Center I                 Greenbelt, MD                  1996                1981                  189,803
Maryland Trade Center II                Greenbelt, MD                  1996                1984                  158,466
1600 Wilson Boulevard                   Arlington, VA                  1997                1973                  166,484
7900 Westpark Drive                     McLean, VA                     1997          1972/1986/1999/1/           525,530
8230 Boone Boulevard                    Vienna, VA                     1998                1981                   57,918
Woodburn Medical Park I                 Annandale, VA                  1998                1984                   71,613
Woodburn Medical Park II                Annandale, VA                  1998                1988                   96,268
600 Jefferson Plaza                     Rockville, MD                  1999                1985                  115,055
1700 Research Boulevard                 Rockville, MD                  1999                1982                  102,602
Parklawn Plaza                          Rockville, MD                  1999                1986                   40,395
Wayne Plaza                             Silver Spring, MD              2000                1970                   90,956
Courthouse Square                       Alexandria, VA                 2000                1979                  112,930
One Central Plaza                       Rockville, MD                  2001                1974                  267,072
The Atrium Building                     Rockville, MD                  2002                1980                   81,390
                                                                                                        ----------------
        Subtotal                                                                                               3,327,920
                                                                                                        ================

Retail Centers
--------------
Takoma Park                             Takoma Park, MD                1963                1962                   50,973
Westminster                             Westminster, MD                1972                1969                  145,549
Concord Centre                          Springfield, VA                1973                1960                   75,948
Wheaton Park                            Wheaton, MD                    1977                1967                   72,419
Bradlee                                 Alexandria, VA                 1984                1955                  167,583
Chevy Chase Metro Plaza                 Washington, DC                 1985                1975                   49,334
Montgomery Village Center               Gaithersburg, MD               1992                1969                  196,522
Shoppes of Foxchase                     Alexandria, VA                 1994                1960                  128,027
Frederick County Square                 Frederick, MD                  1995                1973                  234,523
800 S. Washington Street                Alexandria, VA                 1998             1955/1959                 51,372
Centre at Hagerstown                    Hagerstown, MD                 2002                2000                  333,946
                                                                                                        ----------------
        Subtotal                                                                                               1,506,196
                                                                                                        ================



/1/ A 49,000 square foot addition to 7900 Westpark Drive was completed in September 1999.

                    Washington Real Estate Investment Trust
                         Schedule of Properties (Cont.)
                               September 30, 2002


                                                                                YEAR               YEAR          NET RENTABLE*
               PROPERTIES                            LOCATION                 ACQUIRED         CONSTRUCTED        SQUARE FEET
-----------------------------------------   ---------------------------   -----------------  -----------------  ----------------
Multifamily Buildings / # units
-------------------------------
3801 Connecticut Avenue / 307               Washington, DC                      1963               1951                  177,403
Roosevelt Towers / 190                      Falls Church, VA                    1965               1964                  167,710
Country Club Towers / 227                   Arlington, VA                       1969               1965                  158,960
Park Adams / 200                            Arlington, VA                       1969               1959                  172,423
Munson Hill Towers / 279                    Falls Church, VA                    1970               1963                  258,525
The Ashby at McLean / 250                   McLean, VA                          1996               1982                  244,220
Walker House Apartments / 196               Gaithersburg, MD                    1996               1971                  145,196
Bethesda Hills Apartments / 194             Bethesda, MD                        1997               1986                  225,570
Avondale / 236                              Laurel, MD                          1999               1987                  170,031
                                                                                                                ----------------
        Subtotal (2,079 units)                                                                                         1,720,038
                                                                                                                ================


Industrial Distribution / Flex Properties
-----------------------------------------
Fullerton Business Center                   Springfield, VA                     1985               1980                  103,692
Pepsi-Cola Distribution Center              Forestville, MD                     1987               1971                   68,750
Charleston Business Center                  Rockville, MD                       1993               1973                   85,306
Tech 100 Industrial Park                    Elkridge, MD                        1995               1990                  166,780
Crossroads Distribution Center              Elkridge, MD                        1995               1987                   84,550
The Alban Business Center                   Springfield, VA                     1996            1981/1982                 86,684
The Earhart Building                        Chantilly, VA                       1996               1987                   89,740
Ammendale Technology Park I                 Beltsville, MD                      1997               1985                  166,513
Ammendale Technology Park II                Beltsville, MD                      1997               1986                  107,800
Pickett Industrial Park                     Alexandria, VA                      1997               1973                  246,108
Northern Virginia Industrial Park           Lorton, VA                          1998            1968/1991                788,489
8900 Telegraph Road                         Lorton, VA                          1998               1985                   31,736
Dulles South IV                             Chantilly, VA                       1999               1988                   83,078
Sully Square                                Chantilly, VA                       1999               1986                   95,168
Amvax                                       Beltsville, MD                      1999               1986                   30,800
Sullyfield Center                           Chantilly, VA                       2001               1985                  244,581
                                                                                                                ----------------
        Subtotal                                                                                                       2,479,775
                                                                                                                ================
        TOTAL                                                                                                          9,033,929
                                                                                                                ================


* Multifamily buildings are presented in gross square feet.

                     Washington Real Estate Investment Trust
                           Commercial Leasing Summary
                      Three months ended September 30, 2002

==============================================================================================================================

                                                      3rd Quarter 2002                         YTD 2002
                                                     -----------------------------------   -----------------------------------
Gross Leasing Square Footage
Office Buildings                                         100,525                               424,693
Retail Centers                                            74,481                               150,914
Industrial Centers                                       155,961                               308,377
                                                     -----------------------------------   -----------------------------------
                     Total                               330,967                               883,984
                                                     -----------------------------------   -----------------------------------
Weighted Average Term (yrs)
Office Buildings                                           3.4                                   3.5
Retail Centers                                             6.2                                   5.5
Industrial Centers                                         2.8                                   4.1
                                                     -----------------------------------   -----------------------------------
                     Total                                 3.8                                   4.1
                                                     -----------------------------------   -----------------------------------

Rental Rate Increases:                                     GAAP               CASH               GAAP               CASH
                                                     -----------------------------------   -----------------------------------
Rate on expiring leases
Office Buildings                                          $ 24.58            $ 25.06            $ 23.38             $ 23.83
Retail Centers                                            $ 15.12            $ 15.40            $ 15.21             $ 15.44
Industrial Centers                                        $  6.73            $  6.83            $  6.62             $  6.72
                                                     -----------------------------------   -----------------------------------
                     Total                                $ 14.04            $ 14.30            $ 16.14             $ 16.43
                                                     -----------------------------------   -----------------------------------

Rate on new and renewal leases
Office Buildings                                          $ 28.15            $ 27.06            $ 26.11             $ 25.04
Retail Centers                                            $ 18.40            $ 17.20            $ 18.78             $ 17.56
Industrial Centers                                        $  7.80            $  7.54            $  7.71             $  7.26
                                                     -----------------------------------   -----------------------------------
                     Total                                $ 16.37            $ 15.64            $ 18.44             $ 17.56
                                                     -----------------------------------   -----------------------------------

Percentage Increase
Office Buildings                                           14.52%              7.98%             11.68%               5.08%
Retail Centers                                             21.69%             11.69%             23.47%              13.73%
Industrial Centers                                         15.90%             10.40%             16.47%               8.04%
                                                     -----------------------------------   -----------------------------------
                     Total                                 16.60%              9.37%             14.25%               6.88%
                                                     -----------------------------------   -----------------------------------


                                                         Total Dollars      Square Foot        Total Dollars      Square Foot
                                                     -----------------------------------   -----------------------------------
     Tenant Improvements and Leasing Costs
Office Buildings                                          $ 1,249,492         $ 12.43           $ 4,230,300          $ 9.96
Retail Centers                                            $   311,576         $  4.18           $   638,298          $ 4.23
Industrial Centers                                        $   201,626         $  1.29           $   863,778          $ 2.80
                                                     -----------------------------------   -----------------------------------
                     Total                                $ 1,762,694         $  5.33           $ 5,732,376          $ 6.48
                                                     -----------------------------------   -----------------------------------

                     Washington Real Estate Investment Trust
                  10 Largest Tenants - Based on Annualized Rent
                               September 30, 2002

==========================================================================================================================
                                                        Weighted         Percentage                        Percentage
                                                         Average        of Aggregate                      of Aggregate
                                                        Remaining         Portfolio         Aggregate        Occupied
                                      Number of        Lease Term        Annualized          Rentable         Square
               Tenant                 Buildings         in Months           Rent           Square Feet         Feet
               ------                 ---------         ---------           ----           -----------         ----
Lockheed Corporation                      2                 18              3.86%               189,375        2.92%
SunTrust Bank                             4                 29              2.58%               104,291        1.61%
Sun Microsystems, Inc.                    1                 51              2.54%               110,184        1.70%
Xerox Corporation                         1                 23              2.54%                90,994        1.40%
General Services Administration           6                 21              1.91%               229,999        3.55%
INOVA Health Systems                      2                 81              1.41%                53,196        0.82%
United Communications Group               1                 68              1.39%                60,087        0.93%
Sunrise Assisted Living                   1                106              1.19%                48,775        0.75%
TRW, Inc.                                 2                 25              1.07%                65,739        1.01%
Logicon, Inc.
(a Northrop Grumman Company)              1                  4              1.02%                57,198        0.88%
                                                                       ----------------  ---------------  ----------------
          Total/Weighted Average                                           19.51%             1,009,838       15.57%
                                                                       ================  ===============  ================

                     Washington Real Estate Investment Trust
                                Lease Expirations
                               September 30, 2002

================================================================================

                                                              Percent of                             Average         Percent of
                         Number of           Rentable          Rentable          Annualized           Rental         Annualized
         Year               Leases          Square Feet       Square Feet          Rent *              Rate            Rent *
         ----               ------          -----------       -----------          ------              ----            ------
Office:
         2002                        30           125,136              4.4%    $     2,945,527     $       23.54              4.1%
         2003                       155           569,160             20.2%         13,656,529             23.99             19.2%
         2004                       113           731,804             26.0%         18,501,557             25.28             26.0%
         2005                        97           293,917             10.5%          7,410,304             25.21             10.4%
         2006                        68           455,371             16.2%         12,087,755             26.54             17.0%
  2007 and thereafter               103           636,946             22.7%         16,501,329             25.91             23.3%
                        ----------------  ----------------  ----------------  -----------------   ---------------  ----------------
                                    566         2,812,334            100.0%    $    71,103,003     $       25.28            100.0%
                        ================  ================  ================  =================   ===============  ================

Retail:
         2002                         4            13,655              1.0%    $        99,581     $        7.29              0.5%
         2003                        39           213,265             15.1%          2,295,497             10.76             11.0%
         2004                        41           157,347             11.2%          2,162,460             13.74             10.4%
         2005                        45           214,372             15.2%          3,682,674             17.18             17.7%
         2006                        33           106,590              7.6%          2,152,614             20.20             10.3%
  2007 and thereafter                98           703,346             49.9%         10,462,675             14.88             50.1%
                        ----------------  ----------------  ----------------  -----------------   ---------------  ----------------
                                    260         1,408,575            100.0%    $    20,855,500     $       14.81            100.0%
                        ================  ================  ================  =================   ===============  ================

Industrial:
         2002                        21           161,666              7.1%    $     1,052,871     $        6.51              6.2%
         2003                        48           522,981             23.1%          4,029,611              7.71             23.6%
         2004                        40           418,742             18.5%          2,954,050              7.05             17.3%
         2005                        33           416,855             18.4%          2,776,386              6.66             16.3%
         2006                        25           327,006             14.4%          2,987,483              9.14             17.5%
  2007 and thereafter                27           418,896             18.5%          3,263,445              7.79             19.1%
                        ----------------  ----------------  ----------------  -----------------   ---------------  ----------------
                                    194         2,266,146            100.0%    $    17,063,846     $        7.53            100.0%
                        ================  ================  ================  =================   ===============  ================

Total:
         2002                        55           300,457              4.6%    $     4,097,979     $       13.64              3.8%
         2003                       242         1,305,406             20.1%         19,981,637             15.31             18.3%
         2004                       194         1,307,893             20.2%         23,618,067             18.06             21.7%
         2005                       175           925,144             14.3%         13,869,364             14.99             12.7%
         2006                       126           888,967             13.7%         17,227,852             19.38             15.8%
  2007 and thereafter               228         1,759,188             27.1%         30,227,450             17.18             27.7%
                        ----------------  ----------------  ----------------  -----------------   ---------------  ----------------
                                  1,020         6,487,055            100.0%    $   109,022,349     $       16.81            100.0%
                        ================  ================  ================  =================   ===============  ================

* Annualized Rent is as of September 30, 2002 rental revenue (cash basis) multiplied by 12.

                     Washington Real Estate Investment Trust
                            2002 Acquisition Summary
                             (Dollars in thousands)

=============================================================================================================================

                                                                                               September 30,
                                                                 Occupied        Occupancy          2002
                              Acquisition        Square         Sq. Ft. at     Percentage at       Leased
                                  Date            Feet         Acquisition      Acquisition      Percentage      Investment
                             ---------------  --------------  ---------------  --------------  ---------------  -------------
1620 Wilson Boulevard          1/25/2002           5,364            5,364           100%             100%       $   2,250,000
Centre at Hagerstown           6/21/2002         326,846          320,309            98%              98%          41,700,000
The Atrium Building            7/23/2002          81,390           37,600            46%              94%          14,200,000
                                                                                                                -------------
                                                                                                                $  58,150,000
                                                                                                                =============

                            2002 Disposition Summary
                             (Dollars in thousands)

=============================================================================================================================

                              Disposition        Square        Gross Sales         Cash
                                  Date            Feet           Proceeds        Proceeds
                             ---------------  --------------  ---------------  --------------
1501 South Capitol Street       2/28/2002        145,000          $ 6,200         $ 5,800

  WRIT vs. Morgan Stanley REIT Index, Russell 2000 Index & Wilshire REIT Index
                    12, 24, 36,48 and 60 Month Total Returns
                           through September 30, 2002

                                    [GRAPH]


                        12 Month  24 Month  36 Month  48 Month  60 Month
WRIT                      13%       41%        92%       100%     103%
RMS Index                  9%       21%        47%        38%      19%
Wilshire REIT Index        1%        5%        22%        12%      12%
Russell 2000 Index        -9%      -28%       -11%         5%     -14%